Noble Corporation plc Second Quarter 2023 Earnings Conference Call August 3rd, 2023

Disclaimer Forward-Looking Statements This presentation and the conference call to which it pertains contains “forward-looking statements” about Noble Corporation plc’s (“Noble” or the “Company”) within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this presentation and the conference call are forward looking statements, including those regarding future guidance, including revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, related costs to achieve, free cash flow expectations, capital expenditure, capital allocation expectations including planned dividend and share repurchases, contract backlog, rig demand, expected future contracts, anticipated contract start dates, dayrates and duration, fleet condition and utilization, 2023 and 2024 financial guidance, business, financial performance and position and our plans, objectives, expectations and intentions related to the Noble-Maersk merger. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might,“ “on track,” "plan," “possible,” “potential,” “predict,” "project," "should," "would," "shall," “target,” "will" and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as income (loss) from continuing operations before income taxes; interest income and other, net; gain (loss) on extinguishment of debt, net; interest expense, net of amounts capitalized; loss on impairment; pre-petition charges; merger and integration costs; reorganization items, net; certain corporate legal matters; and depreciation and amortization expense. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable for-ward-looking GAAP financial measure without unreasonable effort. 2

Summary Q2 Adjusted EBITDA of $188M, Free Cash Flow of $104M Sequential EBITDA growth from increasing dayrates $0.8B in new contracts since last quarter Faye Kozack in Brazil, Deliverer in Australia, Voyager in Mauritania, Discoverer in Suriname, Viking in Malaysia, Intrepid in the UK 2023 Guidance Unchanged Amplified Return of Capital with Initiation of Quarterly Dividend $0.30 dividend payable 9/14/23 to shareholders of record as of 8/17/23 $60M of share repurchases in Q2, approximately $160M since November 2022 Committed to returning significant majority of FCF to shareholders over time via dividends and buybacks 3

Second Quarter Financial Highlights Adjusted EBITDA $188M $138M Capital expenditures $107M $63M Free cash flow $104M ($126M) Net debt $330M $334M Backlog $5.0B $4.6B Liquidity $805M $736M Adjusted EBITDA margin 1 29% 23% Leverage 0.5x 0.6x 4 Prior quarter figures for Q1 2023 shown below 1) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Total Revenue

Current Backlog Stands at $5.0 Billion 600 0 1,500 300 900 1,200 1,800 1,588 2023 2024 2025 2026 2027 855 1,179 905 428 Floaters Jackups 67% 51% 24% 12%33% Percentage of available days committed1 Backlog ($M) and Contract Coverage 1) Committed days on total marketed fleet, excluding cold stacked rigs, per 8/2/23 fleet status 5

Deepwater Fleet Overview



2023
2024
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
DRILLSHIPS
Noble Tom Madden (7g dual BOP)
Noble Sam Croft (7g dual BOP)
Noble Don Taylor (7g dual BOP)
Noble Bob Douglas (7g dual BOP)
Noble Stanley Lafosse (7g dual BOP)
Noble Faye Kozack (7g dual BOP)
Noble Viking (7g)
Noble Valiant (7g dual BOP)
Noble Venturer (7g dual BOP)
Noble Voyager (7g dual BOP)
Noble Gerry de Souza (6g dual BOP)
Noble Globetrotter I (6g)
Noble Globetrotter II (6g)
Pacific Meltem (7g dual BOP) – cold stacked
Pacific Scirocco (6g) – cold stacked
SEMISUBMERSIBLES
Noble Deliverer (6g)
Noble Developer (6g)
Noble Discoverer (6g)
Firm contracts, excluding options, per 8/2/23 fleet status

Recent Highlights

- Faye Kozack: 2.5 years with Petrobras, expected to commence Q1 2024.
- Voyager: one exploration well with Shell in Mauritania, in direct continuation from Shell Colombia well.
- Discoverer: one exploration well with Petronas in Suriname scheduled for Q3 2023.
- Viking: three option wells exercised by Shell, extending backlog to mid 2025.
- Deliverer: nine-month extension with Inpex in Australia, into Q2 2025.

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Jackup Fleet Overview 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Noble Reacher (CJ50) Noble Integrator (CJ70) Noble Resolute (CJ50) Noble Resolve (CJ50) Noble Interceptor (CJ70) Noble Tom Prosser (JU-3000N) Noble Intrepid (CJ70) Noble Mick O’Brien (JU-3000N) ULTRA HARSH ENVIRONMENT Noble Resilient (CJ50) Noble Innovator (CJ70) HARSH ENVIRONMENT Noble Regina Allen (JU-3000N) Noble Invincible (CJ70) Noble Highlander (JU-2000E) Firm contracts, excluding options, per 8/2/23 fleet status Recent Highlights • Intrepid: 10 months accommodation contract with Harbour Energy expected to commence in Q4 2023. 7

Financial Overview ($ millions) Quarter End 6/30/2023 Quarter End 3/31/2023 Revenue 639 610 Adjusted EBITDA 188 138 margin % 29% 23% Net Income 66 108 Diluted EPS 0.45 0.74 Cash flow from operations 211 (63) Cash paid for capital expenditures 107 63 Free cash flow 104 (126) Net debt 1 330 334 Leverage 2 0.4x 0.6x Liquidity 3 805 736 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 6/30/23 liquidity includes $255 million cash and cash equivalents plus $550 million RCF availability Non-GAAP to GAAP reconciliations provided on page 10. 8

2023 Guidance (unchanged) Revenue 2,350 - 2,550 Adjusted EBITDA 725 - 825 Capital expenditures, net 325 - 365 $ millions 9

Appendix: Reconciliation to GAAP Measures Reconciliation of Adjusted EBITDA Three Months Ended June 30, Three Months Ended 2023 2022 March 31, 2023 Net income (loss) $ 65,816 $ 37,057 $ 108,063 Income tax (benefit) provision (671) 3,908 (15,804) Interest expense, net of amounts capitalized 14,662 7,715 16,872 Interest income and other, net 2,940 (1,081) (2,026) Depreciation and amortization 71,324 26,636 69,942 Amortization of intangible assets and contract liabilities, net (31,009) 14,256 (53,728) (Gain) loss on extinguishment of debt, net 26,397 — — Professional services - corporate projects — 145 — Merger and integration costs 22,452 9,057 11,631 (Gain) loss on sale of operating assets, net — 1,103 — Hurricane losses and (recoveries), net 15,934 (14,407) 3,544 Adjusted EBITDA $ 187,845 $ 84,389 $ 138,494 Total revenue $ 638,535 $ 275,153 $ 610,054 Adjusted EBITDA margin 29% 31% 23 % Reconciliation of Free Cash Flow Three Months Ended June 30, Three Months Ended 2023 2022 March 31, 2023 Net cash provided by (used in) operating activities $ 211,160 $ 88,112 $ (63,080) Capital expenditures (106,796) (32,480) (62,734) Free cash flow $ 104,364 $ 55,632 $ (125,814) Reconciliation of Net Debt June 30, 2023 December 31, 2022 Long-term debt $ 585,389 $ 513,055 Current maturities of long-term debt — 159,715 Cash and cash equivalents 255,356 476,206 Net Debt $ 330,033 $ 196,564